                                                                EXHIBIT (g)(xiv)



                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.


Fund                                                                     Effective Date
----                                                                     --------------
Schwab International Index Fund - Investor Shares                        July 21, 1993

Schwab International Index Fund - Select Shares                          April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                            October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                              April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as Schwab Asset      September 25, 1995
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset    September 25, 1995
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known as Schwab      September 25, 1995
Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                                           February 28, 1996

Schwab S&P 500 Fund - Investor Shares                                    February 28, 1996

Schwab S&P 500 Fund - Select Shares                                      April 30, 1997

Schwab Analytics Fund                                                    May 21, 1996

Schwab MarketManager International Portfolio (formerly known as Schwab   September 2, 1996
OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known as Schwab          October 13, 1996
OneSource Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio (formerly known as Schwab        October 13, 1996
OneSource Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio (formerly known as Schwab       August 3, 1997
OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly known as Schwab       April 16, 1998
Asset Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                                        October 28, 1998

Institutional Select Large-Cap Value Index Fund                          October 28, 1998

Institutional Select Small-Cap Value Index Fund                          October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares                   April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares                     April 15, 1999

Communications Focus Fund                                                May 15, 2000

Financial Services Focus Fund                                            May 15, 2000

Health Care Focus Fund                                                   May 15, 2000

Technology Focus Fund                                                    May 15, 2000


                                       SCHWAB CAPITAL TRUST

                                       By:    /s/ JEREMIAH H. CHAFKIN
                                              -------------------------------
                                       Name:  Jeremiah H. Chafkin
                                       Title: Executive Vice President
                                              and Chief Operating Officer

                                       CHARLES SCHWAB & CO., INC.

                                       By:    /s/ RON CARTER
                                              -------------------------------
                                       Name:  Ron Carter
                                       Title: Senior Vice President

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.


                                      FEES

  THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE
                TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                                                   FEE
----                                                                   ---
Schwab International Index Fund - Investor Shares                      Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab International Index Fund - Select Shares                        Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Small-Cap Index Fund - Investor Shares                          Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Small-Cap Index Fund-Select Shares                              Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab MarketTrack Growth Portfolio (formerly known as                 Five one-hundredths of one percent (.05%) of the  Fund's
Schwab Asset Director-High Growth Fund)                                average daily net assets

Schwab MarketTrack Balanced Portfolio (formerly known as               Five one-hundredths of one percent (.05%) of the
Schwab Asset Director-Balanced Growth Fund)                            Fund's average daily net assets

Schwab MarketTrack Conservative Portfolio (formerly                    Five one-hundredths of one percent (.05%) of the
known as Schwab Asset Director-Conservative Growth Fund)               Fund's average daily net assets

Schwab S&P 500 Fund-Investor Shares                                    Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab S&P 500 Fund-e.Shares                                           Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab S&P 500 Fund-Select Shares                                      Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Analytics Fund                                                  Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab MarketManager International Portfolio (formerly known as        Five one-hundredths of one percent (.05%) of the
Schwab OneSource Portfolios-International)                             Fund's average daily net assets

Schwab MarketManager Growth Portfolio (formerly known as               Five one-hundredths of one percent (.05%) of the
Schwab OneSource Portfolios-Growth Allocation)                         Fund's average daily net assets.

FUND                                                                   FEE
----                                                                   ---
Schwab MarketManager Balanced Portfolio (formerly known as             Five one-hundredths of one percent (.05%) of the
Schwab OneSource Portfolios-Balanced Allocation)                       Fund's average daily net assets.

Schwab MarketManager Small Cap Portfolio (formerly known as            Five one-hundredths of one percent (.05%) of the
Schwab OneSource Portfolios-Small Company)                             Fund's average daily net assets.

Schwab Market Track All Equity Portfolio (formerly known as            Five one-hundredths of one percent (.05%) of the
Schwab Asset Director-Aggressive Growth Fund)                          Fund's average daily net assets

Institutional Select S&P 500 Fund                                      Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Institutional Select Large-Cap Value Index Fund                        Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Institutional Select Small-Cap Value Index Fund                        Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Total Stock Market Index Fund - Investor Shares                 Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Schwab Total Stock Market Index Fund - Select Shares                   Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Communications Focus Fund                                              Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Financial Services Focus Fund                                          Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Health Care Focus Fund                                                 Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

Technology Focus Fund                                                  Five one-hundredths of one percent (.05%) of the
                                                                       Fund's average daily net assets

                                            SCHWAB CAPITAL TRUST

                                            By:     /s/ JEREMIAH H. CHAFKIN
                                                    ---------------------------
                                            Name:   Jeremiah H. Chafkin
                                            Title:  Executive Vice President
                                                    and Chief Operating Officer


                                            CHARLES SCHWAB & CO., INC.

                                            By:     /s/ RON CARTER
                                                    ---------------------------
                                            Name:   Ron Carter
                                            Title:  Senior Vice President